UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 1, 2008
Date of Report (Date of earliest event reported)
ZUNICOM, INC.
(Exact name of registrant as specified in its charter)

Texas	0-27210	75-2408297

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4315 West Lovers Lane Dallas, Texas	75209

(Address of principal executive offices)	(Zip Code)
(214) 352-8674
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant's Certifying Accountant
9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-16 Letter regarding change of certifying accountant

Item 4.01. Changes in Registrant’s Certifying Accountant

            On June 3, 2008, Canadian accounting and professional services firms Meyers Norris Penny LLP and Horwath Orenstein LLP announced an agreement to merge in July 2008.  Meyers Norris Penny LLP and Horwath Orenstein LLP were merged effective July 1, 2008 and are carrying on business as Meyers Norris Penny LLP.

            As a result of the merger described above, Horwath Orenstein LLP resigned as our independent auditor.  At the Annual Shareholders’ meeting on December 14, 2007, Horwath Orenstein LLP had been confirmed as our auditors for the fiscal year 2008.  We were subsequently advised by the merged company that the current agreement for rates for the fiscal year 2008 will be honored and we have indicated to them that they will be our independent auditors for fiscal 2008.

            Steps have been taken to ensure “old” Horwath Orenstein LLP will be able to provide re-issued reports if necessary and consents in any securities filings.

            The Meyers Norris Penny LLP audit opinion for our next set of financial statements will have a separate paragraph which indicates that our financial statements as at the previous year end (and for the year then ended) were audited by Horwath Orenstein LLP.

            Horwath Orenstein LLP’s report on our financial statements for each of the fiscal years ended December 31, 2007 and 2006 [collectively, the “Prior Fiscal Periods”] did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

            During either of the Prior Fiscal Periods or the period from January 1, 2008 through July 1, 2008 [the “Interim Period”], there were no disagreements between us and Horwath Orenstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure [the “Disagreements”], which Disagreements, if not resolved to the satisfaction of Horwath Orenstein LLP, would have caused Horwath Orenstein LLP to make reference to the subject matter of the Disagreements in connection with its report on our financial statements.

            We did not consult with Meyers Norris Penny LLP with respect to either of the Prior Fiscal Periods or the Interim Period as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject to any Disagreement or a reportable event as set forth in Items 304(a) (2) (i) and (ii) of Regulation S-B.

            We have provided Horwath Orenstein LLP with a copy of the disclosures we are making herein in response to Item 304(a) of Regulation S-B.  We have requested that Horwath Orenstein LLP furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us.

Item 9.01 Financial Statements and Exhibits.

(d)               Exhibits

16.              Meyers Norris Penny LLP letter dated July 7, 2008 on disclosure of change in certifying accountant.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUNICOM, INC.
Date: July 7, 2008	By:	/s/ John Rudy
John Rudy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-16	Letter regarding change of certifying accountant